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Exhibit 32.2

                    Certification of Chief Financial Officer
                Pursuant to 18 U.S.C. 1350 as adopted pursuant to
                      906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Kendle International Inc. (the "Company") on Form 10-K for the period ended December 31, 2005 (the "Report"), I, Karl Brenkert III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 16, 2006

/s/ Karl Brenkert III
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Karl Brenkert III
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Kendle International Inc. and will be retained by Kendle International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.